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Exhibit 99.1

News Release	Corporate Communications 1300 Wilson Boulevard Suite 400 Arlington, Virginia 22209	Phone: 703-412-3231 Fax: 703-412-3220

For Immediate Release
Media Contact:	Investor Contact:
Amanda Covington	Michael Pici
Phone: 703-412-3231	Phone: 703-412-3216
E-mail: amanda.covington@atk.com	E-mail: michael.pici@atk.com

ATK Announces Filing of Registration Statement for Spin-Off of its Sporting Group
Vista Outdoor Inc. to be Stand Alone Leading Outdoor Company

        Arlington, Va., Aug. 13, 2014—Alliant Techsystems Inc. ("ATK" or the "Company") (NYSE: ATK) announced that, in connection with its previously announced plan to create two independent, public companies with leadership in Outdoor Sports and Aerospace and Defense, it filed today a registration statement on Form 10 with the Securities and Exchange Commission. The filing reflects the name for the new sporting company, Vista Outdoor Inc.("Vista Outdoor"). ATK intends to spin-off its Sporting Group business through the distribution of all the shares of common stock of Vista Outdoor Inc. to ATK stockholders. The share distribution ratio and the applicable record date will be determined and publicly announced at a later date. ATK expects that the spin-off will be tax-free to U.S. stockholders. The spin-off will be immediately followed by a tax-free, all-stock merger between ATK's Aerospace and Defense Groups and Orbital Sciences Corporation ("Orbital") (NYSE: ORB). The spin-off is subject to Orbital stockholders approving the merger and ATK stockholders approving the issuance of ATK shares to Orbital stockholders in connection with the merger, and the satisfaction of customary closing conditions, including regulatory approvals. Holders of ATK common stock as of the record date for the spin-off will not be required to make any payment, surrender or exchange any shares of ATK common stock or take any other action to participate in the spin-off. Additional information concerning Vista Outdoor and the proposed spin-off is contained in the registration statement on Form 10.

        The new publicly traded company will design, manufacture and market consumer products in the growing outdoor sports and recreation markets. ATK has selected Vista Outdoor as the new company name to represent a portfolio of more than 30 well-recognized brands, its operations, its employees and its stockholders.

        "The name 'Vista Outdoor' reflects our vision to be a leading provider in outdoor sports and recreation," said Mark DeYoung, ATK President and Chief Executive Officer and future Chairman and Chief Executive Officer of Vista Outdoor. "We will develop innovative and affordable products, grow our legacy brands and expand into complementary and adjacent markets. Our team will build on our strategic partnerships, continuously improve operations and deliver long-term shareholder value. Our mission is to leverage our experience and passion for our products to help the outdoor enthusiast achieve independence and success in the rugged domain of their choice. Vista Outdoor brands and products are for those who seek adventure, strive for achievement and enjoy the journey."

        Vista Outdoor will be headquartered in Utah, an outdoor recreation hub for manufacturers and recreational-equipment suppliers to the outdoor industry. Vista Outdoor generated approximately $2.3 billion in pro forma sales in fiscal year 2014. The company will have approximately 5,800 employees across the U.S. and internationally. Vista Outdoor expects to trade on the New York Stock Exchange under the ticker symbol VSTO. The company's widely known and respected brands include: Federal Premium, Bushnell, Savage Arms, BLACKHAWK!, Primos, Final Approach, Uncle Mike's,

Hoppe's, RCBS, Alliant Powder, CCI, Speer, Champion Targets, Gold Tip Arrows, Weaver Optics, Outers, Bollé, Cébé, and Serengeti.

        Morgan Stanley and BofA Merrill Lynch are acting as financial advisors and Cravath, Swaine & Moore LLP is acting as legal advisor to ATK and Vista Outdoor in connection with this process.

Cautionary Statement Regarding Forward-Looking Statements

        Certain statements in this communication regarding the spin-off and any other statements regarding ATK's future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are "forward-looking" statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as "may," "will," "expected," "intend," "estimate," "anticipate," "believe," "project" or "continue" and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: competition in the outdoor sporting market; change in demand and manufacturing costs of our products; supply, availability and costs of raw materials and components, including commodity price fluctuations; risks associated with expansion into new and adjacent commercial markets; government laws and other rules and regulations applicable to Vista Outdoor, including procurement and import-export control; exposure to potential product liability, warranty liability or personal injury claims and litigation; our products, including ammunition and firearms, are subject to extensive regulation; environmental laws that govern past, current and future practices and rules and regulations; changes in the regulation of the manufacture, sale and purchase of firearms and ammunition; security threats, including cybersecurity and other industrial and physical security threats; the costs and ultimate outcome of litigation matters and other legal proceedings; major earthquakes, weather events, cyberattacks, terrorist attacks or other catastrophic events at any of our facilities; financial market disruptions or volatility to our customers and vendors; unanticipated changes in the tax provision or exposure to additional tax liabilities; costs of servicing our debt, including cash requirements and interest rate fluctuations; actual pension and other postretirement plan asset returns and assumptions regarding future returns, discount rates, service costs, mortality rates and health care cost trend rates; performance of our subcontractors; and development of key technologies and retention of a qualified workforce.

        Additional information concerning these and other factors can be found in ATK's and Vista Outdoor's filings with the Commission, including ATK's most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and Vista Outdoor's registration statement on Form 10 (which registration statement has not yet been declared effective). ATK and Vista Outdoor assume no obligation to update or revise publicly the information in this communication, whether as a result of new information, future events or otherwise, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

        In connection with the proposed "Morris Trust" transaction between ATK and Orbital, ATK and Orbital intend to file relevant materials with the SEC, including an ATK registration statement on Form S-4 that will include a joint proxy statement of ATK and Orbital that also constitutes a prospectus of ATK. In addition, Vista Outdoor filed with the SEC a registration statement on Form 10 (which registration statement has not yet been declared effective). INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT, FORM 10, REGISTRATION STATEMENTS/PROSPECTUSES AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ATK, ORBITAL, VISTA OUTDOOR AND THE PROPOSED TRANSACTION. The joint proxy statement, Form 10, registration statements/

prospectuses and other documents relating to the proposed transaction can be obtained free of charge from the SEC's website at www.sec.gov. These documents can also be obtained free of charge from ATK upon written request to ATK by emailing investor.relations@atk.com or by calling Michael Pici at 703-412-3216 or from Orbital upon written request to Orbital at investor.relations@orbital.com or by calling Barron Beneski at 703-406-5528.

Participants in Solicitation

        This communication is not a solicitation of a proxy from any investor or securityholder. ATK, Orbital and certain of their respective directors and executive officers, however, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information regarding ATK directors and executive officers may be found in its Annual Report for the year ended March 31, 2014 on Form 10-K filed with the SEC on May 23, 2014 and the definitive proxy statement relating to its 2014 Annual Meeting of Stockholders filed with the SEC on June 13, 2014. Information regarding Orbital's directors and executive officers may be found in its Annual Report for the year ended December 31, 2013 on Form 10-K filed with the SEC on February 25, 2014 and the definitive proxy statement relating to its 2014 Annual Meeting of Stockholders filed with the SEC on March 11, 2014. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus when it becomes available.

Non-Solicitation

        This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

About ATK

        ATK is an aerospace, defense and outdoor sports and recreation company with operations in 21 states, Puerto Rico and internationally. News and information can be found on the Internet at www.atk.com, on Facebook at www.facebook.com/atk, or on Twitter @ATK.

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  Exhibit 99.1
ATK Announces Filing of Registration Statement for Spin-Off of its Sporting Group Vista Outdoor Inc. to be Stand Alone Leading Outdoor Company